Exhibit 99.1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934

                              (Amendment No. ___)*


                                  DeSoto, Inc.
                                (Name of Issuer)

                                  Common Stock
                         (Title of Class of Securities)

                                    25059510
                                 (CUSIP Number)


                      Anne E. Eisele, Corporate Secretary, DeSoto, Inc.
                      1471 Business Center Drive, Suite 800
                  Mount Prospect, Illinois 60056 (708) 391-9000
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
                                 Communications)

                                November 12, 1992
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of the Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ]

Check the following box if a fee is being paid with the statement [ ]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

_______________________________________________________________________________
1         NAME OF REPORTING PERSON
          S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Narragansett\Prescott, Inc.

_______________________________________________________________________________
2         CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                 (a)  [ ]
                                                                 (b)  [X]
_______________________________________________________________________________
3         SEC USE ONLY

_______________________________________________________________________________
4         SOURCE OF FUNDS*

          00

_______________________________________________________________________________
5         CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
          ITEMS 2(d) OR 2(e)                                          [ ]

_______________________________________________________________________________
6         CITIZENSHIP OR PLACE OF ORGANIZATION

          Delaware

_______________________________________________________________________________
 NUMBER OF     7    SOLE VOTING POWER

  SHARES       ________________________________________________________________

 BENEFICIALLY  8    SHARED VOTING POWER
                              261,388
 OWNED BY EACH ________________________________________________________________

   REPORTING   9    SOLE DISPOSITIVE POWER

   PERSON      ________________________________________________________________

    WITH       10   SHARED DISPOSITIVE POWER
                              261,388
_______________________________________________________________________________
11        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          261,388 Shares of Common Stock

_______________________________________________________________________________
12        CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                 [ ]
_______________________________________________________________________________
13        PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

          5.69% - based on 4,070,932 shares of Common Stock outstanding on June 30, 1992, plus 522,755 shares issued pursuant to the merger

______________________________________________________________________________
14        TYPE OF REPORTING PERSON*

          CO
_______________________________________________________________________________
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

_______________________________________________________________________________
1         NAME OF REPORTING PERSON
          S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Narragansett First Fund

_______________________________________________________________________________
2         CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                 (a)  [ ]
                                                                 (b)  [X]
_______________________________________________________________________________
3         SEC USE ONLY

_______________________________________________________________________________
4         SOURCE OF FUNDS*

          00

_______________________________________________________________________________
5         CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
          ITEMS 2(d) OR 2(e)                                          [ ]

_______________________________________________________________________________
6         CITIZENSHIP OR PLACE OF ORGANIZATION

          Rhode Island limited partnership

_______________________________________________________________________________
 NUMBER OF     7    SOLE VOTING POWER

  SHARES       ________________________________________________________________

 BENEFICIALLY  8    SHARED VOTING POWER
                              261,388
 OWNED BY EACH ________________________________________________________________

   REPORTING   9    SOLE DISPOSITIVE POWER

   PERSON      ________________________________________________________________

    WITH       10   SHARED DISPOSITIVE POWER
                              261,388
_______________________________________________________________________________
11        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          261,388 Shares of Common Stock

_______________________________________________________________________________
12        CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                 [ ]
_______________________________________________________________________________
13        PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

          5.69% - based on 4,070,932 shares of Common Stock outstanding on June 30, 1992, plus 522,755 shares issued pursuant to the merger

______________________________________________________________________________
14        TYPE OF REPORTING PERSON*

          PN
_______________________________________________________________________________
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

_______________________________________________________________________________
1         NAME OF REPORTING PERSON
          S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Narragansett Management Partners

_______________________________________________________________________________
2         CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                 (a)  [ ]
                                                                 (b)  [X]
_______________________________________________________________________________
3         SEC USE ONLY

_______________________________________________________________________________
4         SOURCE OF FUNDS*

          00

_______________________________________________________________________________
5         CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
          ITEMS 2(d) OR 2(e)                                          [ ]

_______________________________________________________________________________
6         CITIZENSHIP OR PLACE OF ORGANIZATION

          Rhode Island limited partnership

_______________________________________________________________________________
 NUMBER OF     7    SOLE VOTING POWER

  SHARES       ________________________________________________________________

 BENEFICIALLY  8    SHARED VOTING POWER
                              261,388
 OWNED BY EACH ________________________________________________________________

   REPORTING   9    SOLE DISPOSITIVE POWER

   PERSON      ________________________________________________________________

    WITH       10   SHARED DISPOSITIVE POWER
                              261,388
_______________________________________________________________________________
11        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          261,388 Shares of Common Stock

_______________________________________________________________________________
12        CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                 [ ]
_______________________________________________________________________________
13        PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

          5.69% - based on 4,070,932 shares of Common Stock outstanding on June 30, 1992, plus 522,755 shares issued pursuant to the merger

______________________________________________________________________________
14        TYPE OF REPORTING PERSON*

          PN
_______________________________________________________________________________
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

_______________________________________________________________________________
1         NAME OF REPORTING PERSON
          S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Arthur D. Little

_______________________________________________________________________________
2         CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                 (a)  [ ]
                                                                 (b)  [X]
_______________________________________________________________________________
3         SEC USE ONLY

_______________________________________________________________________________
4         SOURCE OF FUNDS*

          00

_______________________________________________________________________________
5         CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
          ITEMS 2(d) OR 2(e)                                          [ ]

_______________________________________________________________________________
6         CITIZENSHIP OR PLACE OF ORGANIZATION

          United States citizen

_______________________________________________________________________________
 NUMBER OF     7    SOLE VOTING POWER

  SHARES       ________________________________________________________________

 BENEFICIALLY  8    SHARED VOTING POWER
                              261,388
 OWNED BY EACH ________________________________________________________________

   REPORTING   9    SOLE DISPOSITIVE POWER

   PERSON      ________________________________________________________________

    WITH       10   SHARED DISPOSITIVE POWER
                              261,388
_______________________________________________________________________________
11        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          261,388 Shares of Common Stock

_______________________________________________________________________________
12        CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                 [ ]
_______________________________________________________________________________
13        PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

          5.69% - based on 4,070,932 shares of Common Stock outstanding on June 30, 1992, plus 522,755 shares issued pursuant to the merger

______________________________________________________________________________
14        TYPE OF REPORTING PERSON*

          IN
_______________________________________________________________________________
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

_______________________________________________________________________________
1         NAME OF REPORTING PERSON
          S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Roger A. Vandenberg

_______________________________________________________________________________
2         CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                 (a)  [ ]
                                                                 (b)  [X]
_______________________________________________________________________________
3         SEC USE ONLY

_______________________________________________________________________________
4         SOURCE OF FUNDS*

          00

_______________________________________________________________________________
5         CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
          ITEMS 2(d) OR 2(e)                                          [ ]

_______________________________________________________________________________
6         CITIZENSHIP OR PLACE OF ORGANIZATION

          United States citizen

_______________________________________________________________________________
 NUMBER OF     7    SOLE VOTING POWER

  SHARES       ________________________________________________________________

 BENEFICIALLY  8    SHARED VOTING POWER
                              261,388
 OWNED BY EACH ________________________________________________________________

   REPORTING   9    SOLE DISPOSITIVE POWER

   PERSON      ________________________________________________________________

    WITH       10   SHARED DISPOSITIVE POWER
                              261,388
_______________________________________________________________________________
11        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          261,388 Shares of Common Stock

_______________________________________________________________________________
12        CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                 [ ]
_______________________________________________________________________________
13        PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

          5.69% - based on 4,070,932 shares of Common Stock outstanding on June 30, 1992, plus 522,755 shares issued pursuant to the merger

______________________________________________________________________________
14        TYPE OF REPORTING PERSON*

          IN
_______________________________________________________________________________
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

_______________________________________________________________________________
1         NAME OF REPORTING PERSON
          S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Gregory P. Barber

_______________________________________________________________________________
2         CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                 (a)  [ ]
                                                                 (b)  [X]
_______________________________________________________________________________
3         SEC USE ONLY

_______________________________________________________________________________
4         SOURCE OF FUNDS*

          00

_______________________________________________________________________________
5         CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
          ITEMS 2(d) OR 2(e)                                          [ ]

_______________________________________________________________________________
6         CITIZENSHIP OR PLACE OF ORGANIZATION

          United States citizen

_______________________________________________________________________________
 NUMBER OF     7    SOLE VOTING POWER

  SHARES       ________________________________________________________________

 BENEFICIALLY  8    SHARED VOTING POWER
                              261,388
 OWNED BY EACH ________________________________________________________________

   REPORTING   9    SOLE DISPOSITIVE POWER

   PERSON      ________________________________________________________________

    WITH       10   SHARED DISPOSITIVE POWER
                              261,388
_______________________________________________________________________________
11        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          261,388 Shares of Common Stock

_______________________________________________________________________________
12        CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

                                                                 [ ]
_______________________________________________________________________________
13        PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

          5.69% - based on 4,070,932 shares of Common Stock outstanding on June 30, 1992, plus 522,755 shares issued pursuant to the merger

______________________________________________________________________________
14        TYPE OF REPORTING PERSON*

          IN
_______________________________________________________________________________
                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

ITEM 1. SECURITY AND ISSUER.

        This statement relates to shares of common stock, $1.00 par value ("Common Stock"), of DeSoto, Inc., a Delaware corporation (the "Issuer"). The principal executive offices of the Issuer are located at 1471 Business Center Drive, Suite 800, Mount Prospect, Illinois 60056.

ITEM  2.  IDENTITY  AND BACKGROUND.

(a)       (1) This  statement  is  being  filed by the  following  persons:

               (i) Narragansett/Prescott, Inc., a Delaware corporation ("NPI") and currently the record holder of 261,388 shares of the Common Stock;

               (ii) Narragansett First Fund, a Rhode Island limited partnership ("NFF"), which is the sole stockholder of NPI;

               (iii) Narragansett Management Partners, a Rhode Island limited partnership ("NMP"), which is the general partner of NFF;

               (iv) Each of Arthur D. Little ("Little"), Roger A. Vandenberg ("Vandenberg"), and Gregory P. Barber ("Barber"), each of whom is a general partner of NMP.

          (2) Each of the following  persons is an executive officer of NPI:

               (i) Arthur D. Little-  Chairman of the Board

               (ii) John A. Foley - Vice President - Finance  ("Foley")

          (3) Each of the following  persons is a director of NPI:

               (i)   Arthur D. Little

               (ii)  Thomas P. Howes  ("Howes")

               (iii) Melvin M. Merians  ("Merians")

(b) (l) The principal place of business of each of NPI and Messrs. Little and Vandenberg is One Turks Head Place, Suite 1550, Providence, Rhode Island 02903.

          (2) Each of NFF and NMP has a principal place of business at 900 Fleet Center, Providence, Rhode Island 02903, with an additional office at One Turks Head Place, Suite 1550, Providence, Rhode Island 02903.

          (3) The principal place of business of Mr. Barber is 900 Fleet Center, Providence, Rhode Island 02903.

          (4) Mr. Foley has a place of business at both 1471 Business Center Drive, Suite 800, Mount Prospect, Illinois 60056 and 16750 South Vincennes Road, South Holland, Illinois 60473.

          (5) The principal place of business of Mr. Howes is Stoney Point Road, Westport, Connecticut 06880.

          (6) The principal place of business of Mr. Merians is 10 Bonnie Briar Lane, Larchmont, New York 10538.

(c) (1) The principal occupations of Mr. Little are to act as managing director for Narragansett Capital, Inc., a private investment company at its office at One Turks Head Place, Suite 1550, Providence, Rhode Island 02903 and as principal of The Little Investment Company, also a private investment company having a principal place of business at 33 Broad Street, 10th Floor, Boston, Massachusetts 02109.

          (2) The principal occupations of Mr. Vandenberg are to act as managing director for Narragansett Capital, Inc., a private investment company at its office at One Turks Head Place, Suite 1550, Providence, Rhode Island 02903, and to act as President of Cariad Capital, Inc., also a private investment company, having a principal place of business at One Turks Head Place, Suite 1550, Providence, Rhode Island 02903.

          (3) The principal occupations of Mr. Barber are to act as managing director for Narragansett Capital, Inc., a private investment company with a principal business address at 900 Fleet Center, Providence, Rhode Island 02903, and to act as managing director of Providence Media Inc., a private investment company having a principal place of business at 900 Fleet Center, Rhode Island 02903.

          (4) The principal occupations of Mr. Foley are to act as Vice President, Controller and Assistant Secretary of the Issuer, a manufacturer of chemicals and allied products with a principal business address at 1471 Business Center Drive, Suite 800, Mount Prospect, Illinois 60056, and to act as Senior Vice President of J.L. Prescott Company, a manufacturing company with a principal business address at 16750 South Vincennes Road, South Holland, Illinois 60473.

          (5) The principal occupation of Mr. Howes is to act as an independent business consultant with a principal business address at 14 Stoney Point Road, Westport, Connecticut 06880.

          (6) The principal occupation of Mr. Merians is to act as an independent business consultant with a principal business address at 10 Bonnie Briar Lane, Larchmont, New York 10538.

(d) During the last five years, none of the filing persons, or any other persons listed in paragraph (a) of Item 2, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) During the last five years, none of the filing persons, or any other persons listed in paragraph (a) of Item 2, has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Messrs. Little, Vandenberg, Barber, Foley, Howes and Merians are each United States citizens.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     On November 12, 1992, DeSoto Subsidiary One Corp., a wholly-owned subsidiary of the Issuer, and J.L. Prescott Company, a wholly-owned subsidiary of NPI, merged, resulting in the Issuer's acquisition of J.L. Prescott Company. Pursuant to the merger, each of the 815,278 shares of common stock of J.L. Prescott Company issued and outstanding to NPI was cancelled and converted into
(i) 522,775 shares of Common Stock, and (ii) 522,775 Contingent Value Rights issued by Issuer to NPI ("CVRs"). Immediately after receiving the Common Stock and CVRs, NPI transferred an aggregate of 261,387 shares of Common Stock and 261,387 CVRs to certain lenders of J.L. Prescott Company (the "Lenders") in connection with NPI's performance of an existing covenant to transfer one-half of all consideration received by NPI upon a restructuring of J.L. Prescott Company.

ITEM 4. PURPOSE OF TRANSACTION.

     The acquisition and partial disposition of the Common Stock and CVRs by NPI was made in connection with the merger transaction described in Item 3 hereof. The acquisition of the Common Stock and CVRs was made solely for investment purposes by NPI as a passive investor. NPI has no intent to acquire or affect control of the Issuer, except to the extent that, in accordance `with the terms of a Stockholders Agreement dated as of August 21, 1992 between Issuer and NPI, NPI, in its capacity as Shareholder Representative, has the right to designate, subject to certain conditions, two representatives to serve on the Issuer's Board of Directors. NPI has designated Arthur D. Little and Melvin M. Merians to serve on the Issuer's Board of Directors.

     NPI's ownership of the CVRs may entitle it to a contingent payment from the Issuer. The type of the contingent payment will vary depending on certain circumstances, and may include (i) cash; (ii) debt securities of the Issuer;
(iii) Common Stock; or (iv) a combination thereof. The exercise date of the CVRs is November 12, 1995; the expiration date is, subject to certain conditions, August 9, 1996.

     Pursuant to the terms of an Option Agreement dated as of November 12, 1992, by and among NPI and each of the Lenders, NPI has the option to purchase all, but not less than all, of the Common Stock and CVRs held by each of the Lenders at a specified aggregate purchase price. This option is exercisable at any time prior to November 12, 1995.

     Pursuant to the terms of a Side Letter dated as of November ll, 1992 between NPI and the Issuer, NPI is obligated, under certain circumstances, to return a portion of the Common Stock to the Issuer.

ITEM 5. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The filing persons listed in Item 2 hereof beneficially own an aggregate of 261,388 shares (5.69%) of Common Stock.

     (b) Each of the filing persons listed in Item 2 hereof have the shared power to vote or to direct the vote, to dispose of or to direct the disposition of, 261,388 shares of Common Stock.

     (c) See Items 3 and 4 for a description of the transactions that were effected during the past sixty (60) days by the persons filing this statement.

     (d) No person other than the filing persons has the right to receive, or the power to direct the receipt of, dividends in connection with the Common Stock.

     (e) Not applicable.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

     The Stockholders Agreement sets forth the agreement between NPI and the Issuer as to-the rights and restrictions relating to ownership of the Common Stock. In this regard, NPI (i) is obligated, unless certain events occur, to vote the Common Stock as recommended by a majority of Directors then in office, and (ii) restricted from transferring the Common Stock, except under certain circumstances, unless NPI, together with the Lenders, meet certain conditions.

     CVR Certificate Number 2 issued by the Issuer to NPI sets forth additional rights and restrictions relating to ownership of the CVRs.

     The Option Agreement dated as of November 12, 1992 among NPI and each of the Lenders, grants NPI an option to acquire an aggregate of 261,387 shares of Common Stock and 261,387 CVRs at a specified aggregate purchase price.

     Pursuant to the terms of a Side Letter dated as of November 11, 1992 between NPI and the Issuer, NPI is obligated, under certain circumstances, to return a portion of the Common Stock to the Issuer.

     The above descriptions of the Stockholders Agreement, the CVR Certificate, the Option Agreement and the Side Letter set forth in this Item and Item 4 are summaries, and are qualified in their entirety by reference to the complete text of such documents, which are contained in Exhibits 7(a), 7(b), 7(c) and 7(d) and which are incorporated herein by reference.

ITEM 7. MATERIALS TO BE FILED AS EXHIBITS.

7(a)  Stockholders  Agreement  dated August 21, 1992 between NPI and the Issuer.

7(b) CVR  Certificate  Number 2 issued  November 12, 1992 by Issuer to NPI.

7(c) Option Agreement dated November 12, 1992 by and among NPI and each of the Lenders.

7(d) Side Letter dated as of November 11, 1992 between NPI and the Issuer.

7(e) Agreement dated November 19, 1992 by and among each of NPI, NFF, NMP, Little, Vandenberg and Barber.

     Each of NFF, NMP, Little, Vandenberg and Barber disclaims beneficial ownership in the Common Stock and CVRs except to the extent of their respective pecuniary interests therein.

                                   SIGNATURES

     After reasonable inquiry and to the best of the undersigneds' knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

                                        NARRAGANSETT/PRESCOTT, INC.


                                        By______________________________________
                                           Arthur D. Little Chairman


                                        NARRAGANSETT FIRST FUND

                                        By:  Narragansett  Management  Partners,
                                             its general partner


                                        By______________________________________
                                             Arthur D. Little, a general partner


                                        NARRAGANSETT MANAGEMENT PARTNERS


                                        By______________________________________
                                             Arthur D. Little, a general partner


                                        ________________________________________
                                             Arthur D. Little



                                        ________________________________________
                                             Roger A. Vandenberg


                                        ________________________________________
                                             Gregory P. Barber

                                  EXHIBIT LIST


Exhibit No.                                 Title

          7(a) Stockholders Agreement dated August 21, 1992, between NPI and the Issuer.

          7(b)                CVR Certificate No. 2 issued November 12, 1992, by
                              Issuer to NPI.

          7(c) Option Agreement dated November 12, 1992 by and among NPI and each of the Lenders.

          7(d) Side Letter dated November 11, 1992 between NPI and Issuer.

          7(e) Agreement dated November 19, 1992 by and among each of NPI, NFF, NMP, Little, Vandenberg and Barber.

                                    AGREEMENT


The undersigned hereby acknowledge and agree that the statement required to be filed with the Securities and Exchange Commission on Schedule 13D relating to the acquisition of more than 5% of certain equity securities of DeSoto, Inc. by Narragansett/Prescott, Inc. is filed on behalf of each of the undersigned.


Dated:  November 19, 1992


                                        NARRAGANSETT/PRESCOTT, INC.


                                        By______________________________________
                                           Arthur D. Little Chairman


                                        NARRAGANSETT FIRST FUND

                                        By:  Narragansett  Management  Partners,
                                             its general partner


                                        By______________________________________
                                             Arthur D. Little, a general partner


                                        NARRAGANSETT MANAGEMENT PARTNERS


                                        By______________________________________
                                             Arthur D. Little, a general partner


                                        ________________________________________
                                             Arthur D. Little



                                        ________________________________________
                                             Roger A. Vandenberg


                                        ________________________________________
                                             Gregory P. Barber